                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number                 811-21511

                Lazard Global Total Return and Income Fund, Inc.
               (Exact name of Registrant as specified in charter)

                              30 Rockefeller Plaza
                            New York, New York 10112
               (Address of principal executive offices) (Zip code)

                              Nathan A. Paul, Esq.
                           Lazard Asset Management LLC
                              30 Rockefeller Plaza
                            New York, New York 10112
                     (Name and address of agent for service)

Registrant's telephone number, including area code:               (212) 632-6000

Date of fiscal year end:           12/31

Date of reporting period:          12/31/2004

                                   FORM N-CSR

ITEM 1.   REPORTS TO STOCKHOLDERS.

LAZARD ASSET MANAGEMENT

Lazard Global Total
Return & Income
Fund, Inc.
Annual Report

D E C E M B E R   3 1 ,   2 0 0 4

Lazard Global Total Return & Income Fund, Inc.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2004; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities.

Lazard Global Total Return & Income Fund, Inc.
 Investment Overview

Dear Shareholders,

We are pleased to present the annual report of Lazard Global Total Return & Income Fund, Inc. (“LGI” or the “Fund”), for the period ended December 31, 2004. Lazard Global Total Return & Income Fund, Inc. is a diversified closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004, with the ticker symbol “LGI.”

The fourth quarter of 2004 marked the Fund’s second full quarter since its launch on April 28th. With eight full months of performance, we are pleased with the returns achieved thus far by LGI on its investments, and are confident that the Fund is providing investors with attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management.

Portfolio Update (December 31, 2004)

As of December 31, 2004, the Fund’s performance, as measured by the Net Asset Value per share (“NAV”), is comfortably outperforming the Morgan Stanley Capital International (MSCI) World Index. During the fourth quarter of 2004, the NAV of LGI increased by 15.6%, versus an 11.9% rise for the Index. Similarly, since inception the Fund’s NAV has increased by 17.7% versus an 11.2% increase by the Index. Shares of LGI ended the fourth quarter with a closing market price of $19.37, representing a 10.8% discount to the Fund’s NAV. At the year end, the Fund’s net assets were $208.6 million, with total leveraged assets of $299.5 million, representing 30.4% leverage.

We believe that LGI’s investment thesis remains sound and are encouraged by the significant out-performance of the NAV return relative to the MSCI World Index. While the global equity segment was a moderate contributor to this value added, the smaller, short-duration emerging markets currency and debt portion of the portfolio was responsible for most of the out-performance. The currency and debt portfolio continued to earn exceptional returns throughout the fourth quarter, and since inception.

As of December 31, 2004, 65.3% of the Fund’s total leveraged assets consisted of global equities and 33.2% consisted of emerging market currency and debt instruments. The remaining 1.5% was in cash and other net assets.

Declaration of Dividends

Pursuant to LGI’s level distribution policy, the Fund’s Board of Directors declared a monthly dividend distribution of $0.1042 per share on the Fund’s outstanding stock. The Fund’s first monthly dividend was paid on July 23, 2004. This distribution level represents an annualized market yield of 6.5%, based on the share price of $19.37 at the close of NYSE trading on December 31, 2004. All the distributions that have been paid out in 2004 were composed of dividends and short-term capital gains, with no return of capital.

Additional Information

Please note that frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics are available on www.LazardNet.com. You may also reach us by phone at 1-800-828-5548.

On behalf of Lazard Asset Management, we thank you for your investment in the Lazard Global Total Return & Income Fund and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Manager

Global Equity Portfolio
(65.3% of total leveraged assets)

The Fund’s equity portfolio is invested primarily in 35 to 45 global equity securities of large, well-known global companies with strong financial productivity and attractive valuations. Examples include Glaxo-SmithKline, a global, research-based pharmaceutical company based in the United Kingdom; Home Depot, a U.S.-based company that operates warehouse-style stores selling building materials, home improvement supplies and lawn and garden products; Nokia Corp., the Finnish manufacturer of mobile telephones, enhanced communicators, entertainment and gaming devices and media and imaging telephones; and Total SA, the French-based energy supplier that explores for, produces, refines, transports and markets oil and natural gas.

The companies whose stocks we hold are all based in developed-market regions around the world. As of December 31, 40.3% of these stocks were based in North America, 30.0% were from continental Europe (not including the U.K.), 23.3% were from the U.K.,

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

and 6.4% were from Japan. LGI is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at year’s end were financials (30.4%), which includes banks, insurance companies, and financial services companies, and consumer staples (15.4%), a sector that includes companies that manufacture food, beverages, tobacco, and household products. Other sectors include consumer discretionary, energy, health care, industrials, information technology, and telecommunications services.

Global Equity Market Review

Global stocks ended 2004 with their best quarterly performance of the year, as oil prices crested, easing concerns that higher energy costs would restrain earnings and economic growth. The rally started right after the U.S. presidential election, as uncertainty over the election’s outcome was lifted. About a third of the quarterly advance in the MSCI World Index resulted from the U.S. dollar’s decline against developed market currencies such as the euro and the Japanese yen. On a regional basis, markets in the 12-country euro region, helped by gains in their common currency, were among the Index’s best performers for the quarter, led by Austria, France, and Germany. U.K. stocks trailed other euro regions due to declines in energy shares, as oil prices fell, and to losses experienced by drug makers after Merck & Co. recalled its Vioxx painkiller. Japanese stocks also lagged, as Japan’s economy stalled and the yen reached a four-year high during the quarter. From a sector perspective, the rally was broad based, although health care and energy stocks lagged the broad market while technology and financials outperformed modestly.

What Helped and What Hurt LGI

During the fourth quarter of 2004, the Fund’s global equities segment was rewarded by strong stock selection in health care, as Schering, a mid-sized German pharmaceutical company, benefited from ongoing restructuring and the recent approval of one of its drugs. Also, Cadbury Schweppes, which has been undergoing the restructuring of its U.S. operations and the integration of a recent acquisition, helped the global equity consumer staples sector. Conversely, financials were weak, as JPMorgan Chase declined as a result of concerns regarding its recent merger, despite a solid management team with a good record of integrating earlier mergers. Stock selection in technology also hurt the portfolio, as more defensive technology stocks did not participate in the sharp fourth quarter rally.

Similar to the fourth quarter, stock selection in health care was a positive contributor since inception. Stock selection in financials detracted from performance in this time period, as did the Fund’s conservative weight in utilities, a sector that performed well for investors seeking yield. Overall, the global equity portfolio added value compared to the Index.

Emerging Market Currency and Debt Portfolio
(33.2% of total leveraged assets)

The Fund also seeks enhanced income through investments in short duration1 (typically, below one year) emerging market forward currency contracts and local currency debt instruments. At December 31, this portfolio consisted of primarily forward currency contracts (90.9%), with a smaller allocation to sovereign debt obligations (8.6%) and one structured note (0.5%) . The average duration of the emerging market currency and debt portfolio was approximately 2.4 months as of the end of the fourth quarter, with an A- average credit rating2.

The Fund’s emerging market currency and debt holdings are highly diversified across 25 countries within Eastern Europe (33.6%), Asia (30.3%), Latin America (12.9%), the Middle East (10.7%), Africa (3.9%), and the Commonwealth of Independent States and the Baltic countries (7.4%) .

Emerging Market Currency and Debt Market Review

The year began on solid, yet rather unremarkable, footing followed by a turbulent second quarter, as Alan Greenspan signaled a tighter Federal Reserve policy earlier than had been anticipated. Late April and early May 2004 represented a challenging period for emerging markets in general, compounded by contentious elections, uncertainty in the Philippines, India and Tai-wan, and worries about a “hard landing” for China. The Chinese government then announced administrative measures aimed at cooling the pace of fixed asset accumulation in its overheated domestic sectors. The announcement generated concerns that a slowdown in China would have a severe impact on the global demand for commodities. Such assumptions rattled speculative positions in commodity futures and the assets of emerging market countries that export com-

Lazard Global Total Return & Income Fund, Inc.

Investment Overview (continued)

modities to China, such as Brazil, Chile, and Russia, to name a few, resulting in faulty conclusions based on the markets’ “rush for the exit” mentality.

Brazil and Colombia were among the top performing money markets during the fourth quarter. Despite the Colombian government’s attempts to impose restrictions on capital inflows, and its central bank’s purchase of U.S. dollars to restrict speculative flows, the peso rally could not be contained and strengthened on the record remittances into the country and trade surplus inflows. The Chilean market also had strong returns based on the speculative capital in the market and the unattractive 2% nominal yields offered.

In Eastern Europe, gross domestic product (“GDP”) growth across regional local markets has held up, perhaps stronger than one would have expected given the export profile destined primarily for the struggling Eurozone area. Lending support to both the currency and debt markets were the generally supportive balance of payments in Slovakia, high real interest rates in Poland, Romania, and Croatia, the rebound of the Polish zloty, and a strong euro, which dampened the price of oil in U.S. dollar terms.

Notwithstanding the horrific loss of life and devastation to infrastructure, the impact of the tsunami on countries in the emerging markets currency and debt portion of the Fund, which include Indonesia, Thailand, and India, has been contained. It is expected that the governments of affected countries will absorb the majority of the fiscal costs, helped significantly by the inflows of foreign aid and, in the case of Indonesia, bilateral debt relief. Asian countries overall have posted strong rates of GDP growth during the past few years, and should be able to withstand the fiscal shock that the tsunami has triggered. Because most of the damage was sustained along the coastlines, it is believed that the actual impact on the various economies will be modest. Having said that, the future impact on tourism (most important to Thailand) is difficult to estimate at this early stage. Currently, news is cautiously optimistic. From an economic perspective, the greatest impact on GDP, because of the importance of tourism, is likely to be sustained by the Maldives and Sri Lanka, where the portfolio has no exposure.

What Helped and Hurt LGI

Performance for the emerging market currency and debt portfolio in 2004 was very strong, particularly in the fourth quarter. Many emerging European currencies were among the top performers, globally, for the year. A portion of this appreciation was driven by the weak U.S. dollar, but also was influenced by strong country fundamentals and tolerance for currency appreciation. Several of the portfolio’s most sizable positions were allocated to the local markets of Slovakia, Poland, and Romania during the fourth quarter. In fact, the Polish zloty was the best-performing world currency versus the U.S. dollar during 2004 (33% of total return, including carry).

The allocation to Turkey was the top contributor to the performance of the emerging markets currency and debt portion of the Fund in the fourth quarter. While the overall portfolio duration is currently less than 3 months, Turkey is one of the very few countries where we find value in longer-dated sovereign debt.

In a record positive quarter, essentially what “hurt” the portfolio were the strongly positive-performing countries in which the portfolio was either underweight or had no allocation. The most notable example was the portfolio’s non-participation in the Chilean peso market, a top performing market that we view as a more speculative currency, highly correlated to copper futures and a proxy currency for hot-money views on Latin America. The higher volatility is unattractive, in our view, given other opportunities to access more attractive risk-adjusted returns of Brazil and Columbia.

Hungary and South Africa represent other forgone opportunities, as their money markets generated strong performance, but the portfolio had either a limited weighting or no exposure to these currencies. Poor policy credibility and governmental interference in the rate-setting council’s independence were two major reasons we eliminated Hungary from the portfolio several months ago. The portfolio began the fourth quarter with a small position in the South African rand and eliminated the currency risk by year-end.

The Indonesian rupiah was the lone currency in the Fund to generate a negative return during the fourth quarter.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Past performance is not indicative of future results.

1	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	Source: S&P, Moody’s and Fitch. Ratings for the forward currency contracts represent the counterparty credit rating. Ratings for the bonds represent the bond issuer rate.

Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this letter, or that securities sold will not have been repurchased. The specific portfolio securities identified do not represent all of the securities purchased or sold, and may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are those of the portfolio managers, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index*

Total Return Information*
For the period ended December 31, 2004

Since
Inception**

Market Price	0.26%
Net Asset Value	17.67
MSCI World Index	11.15

*	All returns reflect reinvestment of distributions. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI World Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and Far East, New Zealand, Canada, and the United States.

Returns for period of less than one year are not annualized.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
December 31, 2004
		Percentage of
Security	Value	Net Assets

GlaxoSmithKline PLC ADR	$8,160,558	3.91%
Microsoft Corp.	7,494,826	3.59
Barclays PLC Sponsored ADR	6,920,520	3.32
General Electric Co.	6,752,500	3.24
Johnson & Johnson	6,614,706	3.17
Credit Suisse Group Sponsored ADR	6,594,297	3.16
Exxon Mobil Corp.	6,571,532	3.15
Oracle Corp.	6,544,440	3.14
HSBC Holdings PLC Sponsored ADR	6,496,182	3.11
Bank of America Corp.	6,494,018	3.11

Portfolio Holdings Presented by Sector
December 31, 2004
		Percentage of
Sector		Total Investments

Commercial Services		1.4%
Consumer Discretionary		1.8
Consumer Staples		11.8
Energy		8.5
Emerging Markets Debt Obligations		3.6
Financials		23.4
Health Care		10.4
Producer Manufacturing		6.1
Technology		8.6
Telecommunications		4.8
Short-Term Investments		19.6

Total Investments		100.0%

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments
December 31, 2004

Description	Shares	Value

Common Stocks—93.7%
Finland—2.9%
Nokia Oyj Sponsored ADR (c)	392,000	$6,142,640

France—5.2%
Societe Generale Sponsored ADR (d)	217,900	4,392,864
Total SA Sponsored ADR	58,100	6,381,704

Total France		10,774,568

Germany—4.3%
Schering AG ADR (c), (d)	64,000	4,752,000
Siemens AG Sponsored ADR (c), (d)	50,600	4,284,302

Total Germany		9,036,302

Italy—2.2%
Eni SpA Sponsored ADR (c), (d)	35,700	4,492,488

Japan—6.0%
Canon, Inc. Sponsored ADR (d)	69,000	3,743,940
Kao Corp. Sponsored ADR (d)	15,400	3,928,232
Nomura Holdings, Inc. ADR (c), (d)	332,600	4,842,656

Total Japan		12,514,828

Netherlands—2.6%
Heineken NV ADR (d)	163,750	5,436,500

Switzerland—10.9%
Credit Suisse Group
Sponsored ADR (a), (c), (d)	156,300	6,594,297
Nestle SA Sponsored ADR (d)	57,400	3,771,180
Novartis AG ADR (c)	82,800	4,184,712
Swiss Re Sponsored ADR (d)	55,200	3,954,528
UBS AG (d)	51,000	4,275,840

Total Switzerland		22,780,557

United Kingdom—21.8%
Barclays PLC Sponsored ADR (d)	151,500	6,920,520
BP PLC Sponsored ADR (c)	69,600	4,064,640
Cadbury Schweppes PLC
Sponsored ADR (d)	112,700	4,248,790
Diageo PLC Sponsored ADR (d)	101,100	5,851,668
GlaxoSmithKline PLC ADR (c), (d)	172,200	8,160,558
HSBC Holdings PLC
Sponsored ADR (c), (d)	76,300	6,496,182
Unilever PLC Sponsored ADR (d)	95,500	3,774,160
Vodafone Group PLC
Sponsored ADR	219,100	5,998,958

Total United Kingdom		45,515,476

United States—37.8%
Bank of America Corp. (c)	138,200	$6,494,018
Citigroup, Inc.	116,000	5,588,880
Exxon Mobil Corp. (c)	128,200	6,571,532
First Data Corp.	84,300	3,586,122
General Electric Co. (c)	185,000	6,752,500
International Business
Machines Corp.	42,600	4,199,508
Johnson & Johnson	104,300	6,614,706
JPMorgan Chase & Co. (c)	148,896	5,808,433
Microsoft Corp. (c)	280,600	7,494,826
Oracle Corp. (a), (c)	477,000	6,544,440
Pfizer, Inc.	103,500	2,783,115
The Coca-Cola Co.	74,200	3,088,946
The Home Depot, Inc.	107,600	4,598,824
United Technologies Corp.	44,000	4,547,400
Wells Fargo & Co.	67,000	4,164,050

Total United States		78,837,300

Total Common Stocks
(Identified cost $178,266,304)		195,530,659

	Principal
	Amount
Description	(000) (e)	Value

Foreign Government
Obligations—4.1%

Turkey—4.1%
Turkey Government Bonds:
0.00%, 08/24/05 (f)	10,000,000,000	6,564,627
0.00%, 10/05/05 (f)	3,099,451,200	1,992,245

Total Turkey
(Identified cost $6,705,756)		8,556,872

Structured Note—0.2%

Ghana—0.2%
Smith Barney GHC Credit
Linked Deposit,
17.10%, 02/21/05
(Identified cost $496,654)	4,600,000	496,902

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
December 31, 2004

	Principal
	Amount
Description	(000)	Value

Short-Term Investments—24.0%

Repurchase Agreement—0.7%
State Street Bank and Trust Co.,
1.40%, 01/03/05
(Dated 12/31/04, collateralized by
$1,170,000 United States Treasury
Bond, 6.25%, 08/15/23, with a
value of $1,392,483)
Proceeds of $1,362,159	$1,362	$1,362,000

Collateral for Securities
on Loan—23.3%
State Street Navigator Securities
Lending Prime Portfolio,
2.19% (g), (h)	48,617	48,617,093

Total Short-Term Investments
(Identified cost $49,979,093)		49,979,093

Total Investments
(Identified cost $235,447,807) (b)	122.0%	$254,563,526
Liabilities in Excess of Cash and
Other Assets	(22.0)	(45,982,503)

Net Assets	100.0%	$208,581,023

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
December 31, 2004

Forward Currency Contracts open at December 31, 2004:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	01/12/05	2,687,930	$893,000	$904,272	$11,272	$—
ARS	01/26/05	3,381,240	1,140,000	1,137,523	—	2,477
ARS	02/08/05	2,687,685	910,000	904,196	—	5,804
BRL	03/28/05	2,526,615	819,000	919,870	100,870	—
BRL	04/05/05	3,406,032	1,116,000	1,236,063	120,063	—
BRL	04/28/05	1,811,040	588,000	651,201	63,201	—
BRL	05/09/05	1,089,027	359,000	389,873	30,873	—
BRL	05/10/05	8,592,766	2,821,000	3,075,000	254,000	—
BRL	05/12/05	3,160,119	1,039,000	1,129,980	90,980	—
COP	03/07/05	3,806,196,000	1,514,000	1,605,586	91,586	—
CZK	01/10/05	46,632,249	2,034,282	2,088,235	53,953	—
HRK	01/31/05	15,047,950	2,612,945	2,664,024	51,079	—
HRK	02/28/05	7,735,000	1,231,100	1,366,014	134,914	—
HRK	05/04/05	5,988,631	991,085	1,051,503	60,418	—
IDR	01/10/05	28,851,660,000	3,174,000	3,108,178	—	65,822
IDR	01/10/05	658,800,000	72,000	70,972	—	1,028
IDR	03/14/05	8,192,745,000	891,000	882,601	—	8,399
IDR	03/21/05	668,520,000	72,000	72,019	19	—
IDR	03/21/05	22,798,135,000	2,437,000	2,456,034	19,034	—
IDR	06/10/05	3,478,110,000	382,000	374,695	—	7,305
ILS	02/07/05	1,479,180	338,137	341,908	3,771	—
ILS	05/05/05	9,476,000	2,000,000	2,183,908	183,908	—
INR	01/07/05	173,774,400	3,936,000	3,995,495	59,495	—
INR	04/15/05	6,784,050	147,000	155,128	8,128	—
INR	06/03/05	41,015,350	929,000	936,355	7,355	—
INR	06/17/05	42,395,100	957,000	967,404	10,404	—
KRW	03/21/05	2,597,049,000	2,457,000	2,505,345	48,345	—
KRW	06/08/05	1,581,635,500	1,523,000	1,525,979	2,979	—
KZT	01/26/05	65,991,223	508,956	508,454	—	502
MAD	01/13/05	21,021,022	2,506,232	2,547,884	41,652	—
MUR	01/24/05	27,870,000	978,925	987,317	8,392	—
MXN	01/20/05	11,250,455	988,000	1,005,695	17,695	—
PEN	02/28/05	1,693,320	515,000	515,863	863	—
PHP	03/08/05	7,326,800	130,000	129,318	—	682
PHP	03/14/05	163,362,300	2,865,000	2,880,881	15,881	—
PHP	03/21/05	53,912,760	948,000	949,803	1,803	—
PLN	01/24/05	7,486,598	2,379,871	2,492,485	112,614	—
PLN	02/07/05	14,595,925	4,719,935	4,851,607	131,672	—
ROL	01/06/05	57,866,761,604	1,881,479	1,992,140	110,661	—
ROL	01/06/05	40,550,370,000	1,330,000	1,396,000	66,000	—
ROL	01/06/05	24,426,489,102	839,975	840,914	939	—
ROL	03/01/05	29,382,000,000	1,000,000	989,097	—	10,903
ROL	05/03/05	44,747,316,000	1,503,000	1,471,732	—	31,268
RUB	01/25/05	41,296,000	1,450,000	1,490,622	40,622	—
RUB	06/10/05	99,755,000	3,550,000	3,581,309	31,309	—
RUB	09/08/05	9,314,660	332,215	332,377	162	—
RUB	12/15/05	39,907,858	1,394,405	1,414,900	20,495	—
SIT	01/06/05	165,905,247	922,465	940,931	18,466	—
SIT	01/13/05	654,962,318	3,623,782	3,713,623	89,841	—

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (concluded)
December 31, 2004

Forward Currency Contracts open at December 31, 2004 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

SIT	01/14/05	316,952,501	$1,744,181	$1,797,046	$52,865	$—
SKK	01/10/05	10,250,604	351,000	359,607	8,607	—
SKK	01/20/05	80,440,200	2,760,000	2,821,139	61,139	—
SKK	01/24/05	115,258,529	3,793,271	4,041,787	248,516	—
THB	01/18/05	59,977,260	1,476,000	1,543,643	67,643	—
THB	01/24/05	106,375,375	2,651,100	2,737,696	86,596	—
THB	03/14/05	115,882,335	2,923,000	2,983,198	60,198	—
THB	03/21/05	4,978,400	127,000	128,161	1,161	—
TWD	06/16/05	59,853,040	1,864,000	1,920,426	56,426	—
TWD	06/23/05	36,473,130	1,143,000	1,170,858	27,858	—
UAH	03/03/05	1,954,122	353,361	359,986	6,625	—

Total Forward Currency Contracts open at
December 31, 2004			$90,936,702	$93,595,860	$2,793,348	$134,190

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
December 31, 2004

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost was $235,447,807, aggregate gross unrealized appreciation was $21,756,703, aggregate gross unrealized depreciation was $2,640,984 and the net unrealized appreciation was $19,115,719.

(c)	Segregated security for forward currency contracts.

(d)	Security or portion thereof is out on loan.

(e)	Principal amount denominated in respective country’s currency.

(f)	Zero coupon security.

(g)	Rate shown reflects 7 day yield as of December 31, 2004.

(h)	Represents security purchased with cash collateral received for securities on loan.

Security Abbreviation:
ADR — American Depositary Receipt

Currency Abbreviations:
ARS	— Argentine Peso	MUR	— Mauritian Rupee
BRL	— Brazilian Real	MXN	— Mexican Peso
COP	— Colombian Peso	PEN	— Peruvian New Sol
CZK	— Czech Koruna	PHP	— Philippine Peso
GHC	— Ghanaian Cedi	PLN	— Polish Zloty
HRK	— Croatian Kuna	ROL	— Romanian Leu
IDR	— Indonesian Rupiah	RUB	— Russian Ruble
ILS	— Israeli Shekel	SIT	— Slovenian Tolar
INR	— Indian Rupee	SKK	— Slovenska Koruna
KRW	— South Korean Won	THB	— Thai Baht
KZT	— Kazak Tenge	TWD	— New Taiwan Dollar
MAD	— Moroccan Dirham	UAH	— Ukrainian Hryvnia

Portfolio holdings by industry (as percentage of net assets) (unaudited):

Industry
Aerospace & Defense	2.2%
Banking	16.7
Brewery	2.6
Business Services & Supplies	1.7
Computer Software	6.7
Computers & Business Equipment	2.0
Cosmetics & Toiletries	1.9
Diversified	7.1
Drugs & Health Care	9.5
Electronics.	1.8
Financial Services	9.9
Food & Beverages	8.1
Insurance.	1.9
Medical Products & Services	3.2
Oil & Gas	10.3
Retail.	2.2
Telecommunications	2.9
Telecommunications Equipment	3.0

Subtotal	93.7
Foreign Government Obligations.	4.1
Structured Note	0.2
Repurchase Agreement	0.7
Collateral for Securities on Loan	23.3

Total Investments	122.0%

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statement of Assets and Liabilities
December 31, 2004

ASSETS
Investments in securities, at value (cost $235,447,807)	$254,563,526
Cash	7,054
Receivables for:
Dividends and interest	299,438
Gross appreciation on forward currency contracts	2,793,348

Total assets	257,663,366

LIABILITIES
Payables for:
Management fees	212,929
Accrued directors’ fees	829
Amounts due upon return of securities on loan	48,617,093
Gross depreciation on forward currency contracts	134,190
Other accrued expenses and payables	117,302

Total liabilities	49,082,343

Net assets	$208,581,023

NET ASSETS
Paid in capital	$183,076,027
Undistributed net investment income	3,425,188
Accumulated undistributed net realized gain	304,931
Net unrealized appreciation on:
Investments	19,115,719
Foreign currency	2,659,158

Net assets	$208,581,023

Shares of common stock outstanding*	9,605,237
Net assets per share of common stock	$21.72
Market value per share	$19.37

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statement of Operations
For the period ended December 31, 2004*

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $189,009)	$3,428,447
Interest	242,471
Income from securities loaned	44,431

Total investment income	3,715,349

Expenses:
Management fees	1,526,313
Administration fees	50,629
Professional services	102,872
Interest expense	94,088
Custodian fees	72,325
Shareholders’ reports	58,220
Shareholders’ services	28,390
Directors’ fees and expenses	10,337
Other	22,890

Total expenses	1,966,064

Net investment income	1,749,285

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY
Net realized gain on:
Investments	882,335
Foreign currency	7,103,693
Net change in unrealized appreciation on:
Investments	19,115,719
Foreign currency	2,659,158

Net realized and unrealized gain on investments and foreign currency	29,760,905

Net increase in net assets resulting from operations	$31,510,190

* Fund commenced operations on April 28, 2004.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statement of Changes in Net Assets

Period Ended
December 31, 2004**

INCREASE IN NET ASSETS
Operations:
Net investment income	$1,749,285
Net realized gain on investments and foreign currency	7,986,028
Net change in unrealized appreciation on investments and foreign currency	21,774,877

Net increase in net assets resulting from operations	31,510,190

Distributions to stockholders:
From net investment income	(6,005,194)

Net decrease in net assets resulting from distributions	(6,005,194)

Capital Stock Transactions:
Proceeds from common shares issued in offering	183,360,000
Offering costs for common shares charged to paid in capital	(384,000)

Net increase in net assets from capital stock transactions	182,976,000

Total increase in net assets	208,480,996
Net assets at beginning of period***	100,027

Net assets at end of period*	$208,581,023

*	Includes undistributed net investment income $3,425,188.
**	Fund commenced operations on April 28, 2004.
***	Represents initial seed capital on April 20, 2004.

Transactions in Capital Shares:
Common shares outstanding at beginning of period***	5,237

Common shares issued in offering	9,600,000

Net increase	9,600,000

Common shares outstanding at end of period	9,605,237

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Financial Highlights
Selected data for a share of common stock outstanding throughout the period:

For the Period
4/28/04* to
12/31/04

Net asset value, beginning of period (a)	$19.06

Income from investment operations:
Net investment income	0.18
Net realized and unrealized gain	3.11

Total from investment operations	3.29

Less distributions from:
Net investment income	(0.63)

Total distributions	(0.63)

Net asset value, end of period	$21.72

Market value, end of period	$19.37

Total Return based upon:
Net asset value (b), (c)	17.67%
Market value (b), (c)	0.26%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$208,581
Ratios to average net assets:
Total expenses (c)	1.57%
Net investment income (c)	1.40%
Portfolio turnover rate	7%

* Commencement of operations.

(a)	Net of initial sales load, underwriting and offering costs of $0.94 per share.

(b)	Total returns reflect reinvestment of distributions pursuant to the Fund’s Dividend Reinvestment Plan. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

(c)	Period of less than one year is not annualized.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements
December 31, 2004

1. Organization

Lazard Global Total Return & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol LGI and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the NYSE, NASDAQ national market or other U.S. exchanges or markets are based on the closing market price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of the offsetting contract. Securities listed on foreign exchanges are valued at the last reported sales price, except as described below.

If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, such securities will be valued at their fair values as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

Under these procedures, in the event that Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a majority-owned subsidiary of Lazard Frères & Co. LLC (“Lazard”), determines that a significant event has occurred after the close of a market on which a foreign security is traded but before the close of regular trading on the NYSE, such that current market quotations for a security or securities are not readily available, a Valuation Committee of the Investment Manager will evaluate a variety of factors to determine the fair value of the affected securities. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premium and accretes discount on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Securities Lending—The Fund may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2004

At December 31, 2004, the value of the securities on loan was $47,532,155 and corresponding cash collateral received was $48,617,093.

In accordance with accounting principles generally accepted in the United States, cash received as collateral for securities lending transactions is included in the Portfolio of Investments. The related amount payable upon the return of the securities on loan, where cash is received as collateral, is shown on the Statement of Assets and Liabilities.

(e) Leveraging—The Fund intends to use leverage to invest Fund assets in currency investments, primarily using currency contracts and by borrowing under a credit facility with State Street, up to a maximum of 33 1 / 3 % of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33 1 / 3 % threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of Common Stock and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. A greater net asset value decrease also will tend to cause a greater decline in the market price of the Fund’s Common Stock. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns.

(f) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into forward currency contracts for risk management and other purposes. Risk management includes hedging strategies which serve to reduce the Fund’s exposure to foreign currency fluctuations. Such exposure may exist during the period that a foreign denominated investment is held, or during the period between the trade date and settlement date of an investment which has been purchased or sold. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized or unrealized gain (loss) on foreign currency in the Fund’s accompanying Statement of Operations.

(g) Structured Investments—The Fund may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Fund may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2004

(h) Federal Income Taxes—The Fund’s policy is to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2004, the Fund had no unused realized capital losses.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2004, the Fund elected to defer $1,880 of net capital and currency losses arising between November 1, 2004 and December 31, 2004.

(i) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to shareholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The Fund intends to implement a Level Distribution Policy to seek to maintain a stable monthly distribution, subject to approval and oversight of the Fund’s Board of Directors. Under the Fund’s Level Distribution Policy, the Fund intends to make regular monthly distributions at a fixed rate per share based on the projected performance of the Fund, which rate may be adjusted from time to time. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

The tax character of dividends and distributions paid during the period ended December 31, 2004 was $6,005,194 of ordinary income.

At December 31, 2004, the components of distributable earnings on a tax basis were $4,800,507 of undistributed ordinary income, $21,774,877 of net unrealized appreciation and $(1,070,388) of other book to tax differences.

(j) Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Currency Investments” refers to investments the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33 1 / 3 % of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2004

would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in “Global Equity Investments” (investments in the Fund’s global equity strategy consisting of equity securities of companies with market capitalizations of $5 billion or greater domiciled in those countries that comprise the Morgan Stanley Capital International (MSCI®) World® Index) and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money or/and issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the review and approval by the Fund’s Board of Directors of the Fund’s investment management agreement (including the method of calculating the Investment Manager’s fee) is included in the Fund’s Statement of Additional Information under “Management of the Fund—Investment Management and Investment Management Agreement.”

	Fund’s management	Typical
	fee based on	management
	Total Leveraged	fee formula,
	Assets (includes	calculated excluding
	Currency	Currency
Beginning assets of $1,000	Commitments)	Commitments
Global Equity
Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate
management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

(a) Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowing, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the Common Stockholders of the Fund. The Fund has implemented procedures to monitor this potential conflict.

4. Administrative Agreement

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $37,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are Managing Directors or other employees of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $50,000 per year, plus $2,500 per meeting attended ($1,000 per meeting attended by telephone) for

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (concluded)
December 31, 2004

the Fund, The Lazard Funds, Inc. and Lazard Retirement Series, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended December 31, 2004 were $197,059,701 and $12,558,318, respectively.

For the period ended December 31, 2004, no brokerage commissions were paid to Lazard for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has entered into a $40 million Line of Credit Agreement (the “Agreement”) with State Street, effective April 30, 2004, primarily to use leverage to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $40 million or 33 1 / 3 % of its Total Leveraged Assets. Interest on borrowings is payable at Federal Funds rate plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended December 31, 2004, the Fund had borrowings under the Agreement as follows:

Average Daily	Maximum Daily	Weighted Average
Loan Balance	Loan Outstanding	Interest Rate

$ 5,858,725	$ 8,104,810	1.927%

At December 31, 2004, there were no borrowings outstanding.

8. Foreign Securities Investment Risk

The Fund invests in securities of foreign entities and securities denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. To the extent the Fund invests in companies in emerging market countries, it is exposed to additional volatility. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Lazard Global Total Return & Income Fund, Inc.
Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders,
Lazard Global Total Return & Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lazard Global Total Return & Income Fund, Inc. (the “Fund”) as of December 31, 2004, and the related statements of operations and changes in net assets for the period April 28, 2004 (commencement of operations) to December 31, 2004 and the financial highlights for the period April 28, 2004 (commencement of operations) to December 31, 2004. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Global Total Return & Income Fund, Inc. as of December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period April 28, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 24, 2005

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by the Plan Agent in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by EquiServe, as dividend disbursing agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)	If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its pur- chases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the pur- chase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Com- mon Stock in the open market within 30 days of the valuation date. Interest will not be paid on any unin- vested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus a $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distribution in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvest account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from EquiServe, P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)
Name (Age)	Position(s) and Term	Principal Occupation(s) During Past 5 Years
Address(1)	with the Fund(2)	and Other Directorships Held

Non-Interested Directors:

John J. Burke (76)	Director	Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund,
LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction Com-
pany; Trustee Emeritus, The University of Montana Foundation.

Kenneth S. Davidson (59)	Director	President, Davidson Capital Management Corporation; Trustee, The Juilliard
School; Chairman of the Board, Bridgehampton Chamber Music Festival;
Trustee, American Friends of the National Gallery/London.

William Katz (50)	Director	Retired President and Chief Executive Officer, BBDO New York, an advertis-
ing agency; Retired Director, BBDO Worldwide.

Lester Z. Lieberman (74)	Director	Private Investor; Chairman, Healthcare Foundation of NJ; Director, Cives
Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New
Jersey Medical School; Director, Public Health Research Institute; Trustee
Emeritus, Clarkson University; Council of Trustees, New Jersey Performing
Arts Center.

Richard Reiss, Jr. (60)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, Lazard
Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a restaurant chain.

Robert M. Solmson (57)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and
Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan, Inc.;
Former Director, Independent Bank, Memphis.

Interested Directors(3):

Charles Carroll (44)	President and Director	Managing Director and Deputy Chairman, Head of Global Marketing of the
Investment Manager.

Norman Eig (63)	Chairman of the Board	Senior Adviser of the Investment Manager; Previously Chairman and Co-
Chief Executive Officer of the Investment Manager and Member of the
Management Committee of Lazard.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director became a Director in February 2004, except that Mr. Solmson became a Director in September 2004 and Mr. Carroll became Presi- dent and Director in June 2004, and serves as a Director for each of the Lazard Funds (total comprised of 18 investment portfolios).

Beginning with the first annual meeting of stockholders of the Fund held after the initial public offering of the shares of the Fund, the Board of Directors of the Fund shall be divided into three classes: Class I, Class II and Class III. At the first annual meeting, Directors of Class I shall be elected to the Board of Directors for a term expiring at the next succeeding annual meeting of stockholders, Directors of Class II shall be elected to the Board of Directors for a term expiring at the second succeeding annual meeting of stockholders and Directors of Class III shall be elected to the Board of Directors for a term expiring at the third succeeding annual meeting of stockholders. At each subsequent annual meeting of stockholders, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified.

(3)	Mr. Carroll and Mr. Eig are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) and Term
Address(1)	with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (31)	Secretary	Managing Director and General Counsel of the Investment Manager; from
September 1997 to October 2000, an Associate at Schulte Roth & Zabel LLP,
a law firm.

Stephen St. Clair (46)	Treasurer	Vice President of the Investment Manager.

Brian D. Simon (42)	Assistant Secretary	Senior Vice President of the Investment Manager; from July 1999 to October
2002, Vice President, Law & Regulation at J. & W. Seligman & Co.

David Kurzweil (30)	Assistant Secretary	Vice President of the Investment Manager; from August 1999 to January
2003, an associate at Kirkpatrick & Lockhart LLP, a law firm.

Cesar A. Trelles (30)	Assistant Treasurer	Fund Administration Manager of the Investment Manager since September
2004; from August 1998 to August 2004, a manager for Mutual Fund Finance
Group at UBS Global Asset Management.

John Blevins (39)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Investment Man-
ager since 2000; Director of Compliance for North America, Citi Asset
Management Group from November 1999 to July 2000.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer became an officer in February 2004, except that Mr. Trelles became an officer in December 2004 and Mr. Blevins became an officer in September 2004, and serves for an indefinite term, until his successor is elected and qualified. Each officer serves in the same capacity, except that Mr. Paul is also Vice President and Mr. Kurzweil is not an officer, for the other Lazard Funds.

Lazard Global Total Return & Income Fund, Inc.
Other Information
(unaudited)

Tax Information
Period Ended December 31, 2004

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2004:

Of the dividends paid by the Fund, 43.03% of each dividend will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2004 1099-DIV.

Of the dividends paid by the Fund, none of the dividends qualify for the dividends received deduction available to corporate shareholders.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent and Registrar
EquiServe Trust Company, N.A.
P.O Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
EquiServe, Inc. P.O Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Lazard Global Total Return & Income Fund, Inc. which contains information about management fees and other costs.

Lazard Asset Management LLC	30 Rockefeller Plaza	www.LazardNet.com
New York, NY 10112-6300

C F 0 3 1 0 1

ITEM 2.   CODE OF ETHICS.

          The Registrant has adopted a code of ethics that applies to the
Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Registrant's Board of Directors (the "Board") has determined that
Lester Z. Lieberman, John J. Burke and Robert M. Solmson, each a member of the
Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Messrs. Lieberman, Burke
and Solmson are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES

          (a) AUDIT FEES. The aggregate fees billed for the fiscal period ended
December 31, 2004 for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the fiscal period ended December 31, 2004, were $46,500.

          (b) AUDIT-RELATED FEES. The aggregate fees billed for the fiscal period ended December 31, 2004 for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported paragraph (a) of this Item 4 were $0.

          The aggregate fees billed for the fiscal period ended December 31,
2004 for non-audit assurance and related services by the Auditor to Lazard Asset
Management LLC, the Registrant's investment adviser ("Lazard"), and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant ("Service Affiliates") that were reasonably related to the performance of the annual audit of the Service Affiliates, which required pre-approval of the Audit Committee were $0.

          (c) TAX FEES. The aggregate fees billed for the fiscal period ended
December 31, 2004 for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,000. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S., federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

          The aggregate fees billed for the fiscal period ended December 31,
2004 for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0.

          (d) ALL OTHER FEES. The aggregate fees billed for the fiscal period ended December 31, 2004 for products and services provided by the Auditor, other than the services reported above, were $0.

          The aggregate fees billed for the fiscal period ended December 31,
2004 for non-audit services by the Auditor to Service Affiliates, other than the services reported above, which required pre-approval by the Audit Committee were
$0.

          NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and rendered to Service Affiliates for the fiscal period ended December 31, 2004 were $86,000.

          AUDITOR INDEPENDENCE. There were no services rendered by the Auditor to Service Affiliates during the fiscal period ended December 31, 2004.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange
Act of 1934, as amended. It is composed of the following Directors, each of who is not an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Registrant ("Independent Directors"):

          Lester Z. Lieberman, Audit Committee Chairman
          John J. Burke
          Kenneth S. Davidson
          William Katz
          Richard Reiss, Jr.
          Robert M. Solmson

ITEM 6.   SCHEDULE OF INVESTMENTS.

          Not applicable.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
          MANAGEMENT INVESTMENT COMPANIES.

          The Registrant has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Registrant's proxies in accordance with Lazard's proxy voting policy and guidelines (the "Voting Guidelines") that provide as follows:

          o    Lazard votes proxies in the best interests of its clients.

          o    Unless Lazard's Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

          o    To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals ("Approved Guidelines") or, if the Approved Guideline
               is to vote case-by-case, in accordance with the recommendation of an independent source.

          o    Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client's overall best interests not to vote.

          The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

          o    vote as recommended by management in routine election or
               re-election of directors;

          o    favor programs intended to reward management and employees for positive, long-term performance, evaluating whether the Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

          o    vote against anti-takeover measures, such as adopting
               supermajority voting requirements, shareholder rights plans and fair price provisions.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
          COMPANIES AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          The Registrant has a Nominating Committee (the "Committee") of the
Board. The function of the Committee is to select and nominate all candidates for election to the Registrant's Board. The Committee is currently comprised of all of the Independent Directors, and its function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the
Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be
submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares (calculated at market value) for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

          In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interest of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee. A nomination submission must be received not less than 120 calendar days before the date of the Registrant's proxy statement released to stockholders in connection with the previous year's annual meeting.

ITEM 11.  CONTROLS AND PROCEDURES.

          (a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the

Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

          (b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

          (a)(1) Code of ethics referred to in Item 2.

          (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the 1940 Act.

          (a)(3) Not applicable.

          (b)    Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the 1940 Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By:       /s/ Charles Carroll
          --------------------
          Charles Carroll
          Chief Executive Officer

Date:     March 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Charles Carroll
          --------------------
          Charles Carroll
          Chief Executive Officer

Date:      March 9, 2005

By:       /s/ Stephen St. Clair
          --------------------
          Stephen St. Clair
          Chief Financial Officer

Date:     March 9, 2005

                                  EXHIBIT INDEX

         (a)(1) Code of ethics referred to in Item 2.

         (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)

         (b)    Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the 1940 Act.
         (EX-99.906CERT)